UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2014

ADVANCED CELL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Locke Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (508) 756-1212

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On March 7, 2014, Advanced Cell Technology, Inc. (the “Company”) determined that, because of a misapplication of the accounting guidance related to warrants issued in September 2005, and a full-ratchet anti-dilution feature that was included in these warrants, the Company will restate its financial statements for the following periods (the “Applicable Periods”): the fiscal years ended December 31, 2009, December 31, 2010, December 31, 2011 and December 31 2012; each quarterly period in 2011 and 2012; and the first three quarterly periods in its fiscal year ended December 31, 2013. Based on the recommendation of management and after discussions with the Company’s independent auditors, the Company determined that the financial statements for the Applicable Periods, and the related audit reports thereon, should no longer be relied upon. Similarly, related press releases and shareholder communications describing the Company’s financial statements for these periods should no longer be relied upon.

The Company intends to include (i) restated financial information for the fiscal years ended December 31, 2009, December 31, 2010, December 31, 2011 and December 31, 2012, and (ii) restated financial information for the quarterly periods in 2011 and 2012 and the first three quarterly periods in its fiscal year ended December 31, 2013, in its Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 10-K”) to reflect the resulting adjustments in net loss and additional non-cash items in the Company’s financial statements.

The restatement contained in the 2013 10-K will reflect certain adjustments to non-cash items in the Company’s financial statements for the Applicable Periods. The non-cash adjustments to the restated financial statements, in each of the Applicable Periods, do not impact the amounts previously reported for the Company’s cash and cash equivalents or cash flows.

The accounting guidance now being applied relates to full ratchet anti-dilution protection that was provided in connection with the issuance of two separate warrant agreements in September 2005. These warrants contained an anti-dilution feature which entitled the holders to automatic adjustments in the number and purchase price of their shares, if the Company issued lower-priced shares between May 1, 2005 and January 15, 2009. Management has determined that the anti-dilution feature should have been recorded at fair value as a derivative liability upon exercise of the warrants and as an unsettled liability from the end of the life of the anti-dilution feature until settlement. This treatment would require mark-to-market adjustments at each reporting date until the anti-dilution feature was settled. Due to the resulting financial statement impact from January 15, 2009, the date on which the anti-dilution feature expired, onward, the Company has determined to restate its financial statements for the Applicable Periods. In connection with the audit of its financial statements for fiscal year 2013, management is also evaluating the application of ASC 450, Contingencies, for the year ended December 31, 2013, as it relates to the ongoing, previously disclosed, legal dispute between the Company and the warrant holders. The restated financial statements that are being prepared apply Accounting Standards Codification (ASC) 815, Derivatives and Hedging, to all periods from January 15, 2009 through the third quarter of 2013, in addition to the application of ASC 450 for the three and nine months ended September 30, 2013.

Cautionary Note Regarding Forward-looking Statements:

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created by such Act. Forward-looking statements include, among others, statements about the Company’s plans to restate its financial statements, the timing of such restatement and amendments and the restatement’s effect on prior financial statements.  These statements are often, but not always, made through the use of words or phrases such as “may,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity” and similar words or phrases or the negatives of these words or phrases. These statements involve risks, estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in these statements, including, among others: the timing and nature of the final resolution of the accounting issues discussed in this Current Report on Form 8-K; any delay in the filing of required periodic reports with the SEC; the timing and results of the review of the effectiveness of internal control over financial reporting (and related internal controls) and disclosure controls and procedures; whether the review is expanded to additional matters beyond internal controls and disclosure controls and procedures; changes in the ranges of estimates and adjustments in this Current Report on Form 8-K due to the audit of the Company’s annual financial statements; whether a restatement of financial results will be required for other accounting issues for the same or other periods in addition to the restatement currently expected by management; additional uncertainties related to accounting issues generally; adverse effects on the Company’s business as a result of the restatement process or the review of the effectiveness of internal control over financial reporting and disclosure controls and procedures, or increased regulatory, media or financial reporting issues and practices, rumors or otherwise; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; and volatility of the Company’s stock price. In addition, please refer to the risk factors contained in the Company’s SEC filings available at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2014	Advanced Cell Technology, Inc.

	By:	/s/ Edward Myles
Edward Myles Interim President, CFO & Executive Vice President of Corporate Development

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